BENEFITS PAYABLE	12 Months Ended
Dec. 31, 2013
BENEFITS PAYABLE

9. BENEFITS PAYABLE

Activity in benefits payable, excluding military services, was as follows for the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011
	(in millions)
Balances at January 1	$3,775	$3,415	$3,214
Acquisitions	5	66	29
Incurred related to:
Current year	32,711	30,198	25,834
Prior years	(474)	(257)	(372)

Total incurred	32,237	29,941	25,462

Paid related to:
Current year	(29,103)	(26,738)	(22,742)
Prior years	(3,021)	(2,909)	(2,548)

Total paid	(32,124)	(29,647)	(25,290)

Balances at December 31	$3,893	$3,775	$3,415

Amounts incurred related to prior years vary from previously estimated liabilities as the claims ultimately are settled. Negative amounts reported for incurred related to prior years result from claims being ultimately settled for amounts less than originally estimated (favorable development).

Actuarial standards require the use of assumptions based on moderately adverse experience, which generally results in favorable reserve development, or reserves that are considered redundant. We experienced favorable medical claims reserve development related to prior fiscal years of $474 million in 2013, $257 million in 2012, and $372 million in 2011. The favorable medical claims reserve development for 2013, 2012, and 2011 primarily reflects the consistent application of trend and completion factors estimated using an assumption of moderately adverse conditions. In addition, the favorable medical claims reserve development during 2013 reflects better than originally expected utilization across most of our major business lines and increased financial recoveries. The increase in financial recoveries primarily resulted from claim audit process enhancements as well as increased volume of claim audits and expanded audit scope. All lines of business benefitted from these improvements. Favorable development during 2011 reflects improvements in the claims processing environment and, to a lesser extent, better than originally estimated utilization. The improvements during 2011 resulted from increased audits of provider billings as well as system enhancements that improved claim recovery functionality.

Benefits expense associated with military services and provisions associated with future policy benefits excluded from the previous table was as follows for the years ended December 31, 2013, 2012 and 2011:

	2013	2012	2011
	(in millions)
Military services	$(27)	$908	$3,247
Future policy benefits	354	136	114

Total	$327	$1,044	$3,361

Military services benefit expense for 2013 reflects the beneficial effect of a favorable settlement of contract claims with the DoD partially offset by expenses associated with our contracts with the Veterans Administration. Military services benefits payable of $4 million and $339 million at December 31, 2012 and 2011, respectively, primarily consisted of our estimate of incurred healthcare services provided to beneficiaries under our previous TRICARE South Region contract which were in turn reimbursed by the federal government, as more fully described in Note 2. This amount was generally offset by a corresponding receivable due from the federal government. There was no military services benefits payable at December 31, 2013 due to the transition to the current TRICARE South Region contract on April 1, 2012, which is accounted for as an administrative services only contract as more fully described in Note 2. This transition is also the primary reason for the decline in military services benefits expense from 2011 to 2013.

The higher benefits expense associated with future policy benefits payable during 2013 relates to reserve strengthening for our closed block of long-term care insurance policies acquired in connection with the 2007 KMG America Corporation, or KMG, acquisition more fully described in Note 17.